UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 2, 2012

Triple-S Management Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	000-49762	66-0555678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico		00920
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-749-4949

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 3, 2012, Triple-S Management Corporation (the "Company") announced that Socorro Rivas-Rodríguez, the President and Chief Executive Officer of Triple-S Salud, Inc. ("Triple-S Salud"), the Company’s managed care subsidiary, and a member of its Board of Directors, will be retiring effective September 30, 2012. Mrs. Rivas-Rodríguez notified the Company of her retirement on July 2, 2012. Mrs. Rivas-Rodríguez will remain as President and Chief Executive Officer of Triple-S Salud and as a member of its Board of Directors until September 30, 2012.

(c) Also on July 3, 2012, the Company announced the appointment of Pablo Almodóvar-Scalley, the Executive Vice President of Triple-S Salud, as successor to the office of President and Chief Executive Officer of Triple-S Salud, effective October 1, 2012. Mr. Almodóvar-Scalley’s compensation as President and Chief Executive Officer of Triple-S Salud will be determined at a later date.

Mr. Almodóvar-Scalley, age 46, joined one of the Company’s subsidiaries in 1990 and has worked in several divisions. During his 22 years at the Company, he has held positions of increasing responsibility and scope, including Finance Vice President at Triple-S Propiedad, Inc., the Company’s property and casualty insurance subsidiary, and Vice President of Finance, Senior Vice President of Finance and Administration, and Senior Vice President and Chief Operating Officer of Triple-S Salud. Currently, as Executive Vice President, Mr. Almodóvar-Scalley reports directly to Mrs. Rivas-Rodríguez and oversees finance and administration and all other operational matters. He also supervises the information technology function, spearheading the successful conversion to the new core operating system. In addition, Mr. Almodóvar-Scalley was in charge of the Blue Cross of Puerto Rico integration into Triple-S Salud. He is a graduate of the University of Puerto Rico with a degree in Business Administration.

Item 7.01 Regulation FD Disclosure.

On July 3, 2012, the Company issued a press release announcing the retirement of Mrs. Rivas-Rodríguez and the appointment of Mr. Almodóvar-Scalley. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press release of the Company, dated July 3, 2012, announcing the retirement of Mrs. Socorro Rivas-Rodríguez and the appointment of Mr. Almodóvar-Scalley.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triple-S Management Corporation

July 3, 2012	By:	Ramón M. Ruiz-Comas

Name: Ramón M. Ruiz-Comas
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company, dated July 3, 2012, announcing the retirement of Mrs. Socorro Rivas-Rodríguez and the appointment of Mr. Almodóvar-Scalley